SECURITY AGREEMENT
            BY AND BETWEEN AULT GLAZER BODNAR ACQUISITION FUND LLC
                      AND PATIENT SAFETY TECHNOLOGIES, INC.

      Ault Glazer Bodnar Acquisition Fund, LLC ("Secured Party") and Patient Safety Technologies, Inc., a Delaware corporation ("Debtor") agree as follows on January 26, 2006:

      1. GRANT OF SECURITY INTEREST.

      1.1 The Debtor, jointly and severally, hereby grants to the Secured Party a security interest in personal property and fixtures, inventory, products and proceeds (including proceeds of proceeds, the "Collateral") of Debtor, as security for:

            1.1.1 The satisfaction and the prompt and full performance of all of Debtor's obligations under that certain Secured Promissory Note (the "Note") dated January 26, 2006 in the principal amount of twenty five thousand dollars ($25,000.00) plus interest at the rate of seven percent (7% ) per annum, as the Note may be amended, modified, or extended from time to time (including, without limitation, the obligation to make payments of principal and interest thereon); and

            1.1.2 The full, faithful, true and exact performance and observance of all of the obligations, covenants and duties of Debtor under this Security Agreement, as the same may be amended, modified, or extended from time to time.

      2. DEFAULT. Any of the following events shall constitute an event of default hereunder:

      2.1 The failure by Debtor to make full and timely payment when due of any sum as required to be paid to Secured Party under the Note after any applicable notice of non-payment provided for in the Note has been given, and any period within which to cure the non-payment has elapsed, if applicable. A true and correct copy of the Note is attached hereto as Exhibit "A" and incorporated herein by this reference.

      2.2 The failure by Debtor to fully and timely perform any covenant, agreement, obligation or duty imposed on Debtor by this Security Agreement or any other agreement by and between Debtor and Secured Party now existing or hereinafter made.

      2.3 The filing by Debtor of any petition, or commencement by Debtor of any proceeding, under the Bankruptcy Act or any state insolvency law.

      2.4 The making by Debtor of any general assignment for the benefit of creditors.

      2.5 The filing of any petition, or commencement of any proceeding, under the Bankruptcy Act or any state insolvency law, against Debtor, or the appointment of any receiver or trustee, which petition, proceeding or appointment is not fully and completely discharged, dismissed or vacated within sixty (60) days.


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      2.6 Any warranties made by Debtor are untrue in any material respect, or any schedule, statement, report, notice, or writing furnished by Debtor to the Secured Party are untrue in any material respect on the date as of which the facts set forth are stated or certified.

      3. INSPECTION OF RECORDS. Secured Party shall have the right without notice to inspect all financial books, records and reports of Debtor at Debtor's premises or wherever the same may be maintained during normal business hours.

      4. REMEDIES UPON DEFAULT.

      4.1 Upon the occurrence of an event of default, in addition to any and all other remedies at law or in equity available to Secured Party, Debtors hereby authorize and empower Secured Party, at Secured Party's option and without notice to Debtor, except as specifically provided herein (and, to the extent necessary, hereby irrevocably appoint Secured Party as Debtor's attorney-in-fact for such purposes):

            4.1.1 To require Debtor to assemble any and all of the Collateral and make the same available to Secured Party at the premises wherein the same is located, or any other place designated by Secured Party; Secured Party may enter upon any premises where any of the Collateral is located and may take possession of the same without judicial process and without the need to post any bond or security as an incident thereto; and

            4.1.2 To sell, assign, transfer and deliver the whole or any part of the Collateral at public or private sale, for cash, upon credit, or for future delivery, in bulk or item by item, at such prices and upon such terms as are commercially reasonable, given the nature of the Collateral and the market therefor, with or without warranties, without the necessity of the Collateral being present at any such sale or in view of the prospective purchasers thereof, and without any presentment, demand for performance, protest, notice of protest, or notice of dishonor except as set forth herein, any other such advertisement, presentment, demand or notice being expressly waived by Debtors to the extent permitted by law. At any public sale or sales of the Collateral, Secured Party or Secured Party's assigns may bid for and purchase all or any part of the Collateral offered for sale and upon compliance with the terms of such sale, may hold, exploit and dispose of such Collateral discharged from all claims of Debtor, except to the extent that Debtor has rights in the proceeds of such sale or sales, and free from any right or redemption, all of which are hereby expressly waived and released, and may in paying the purchase price thereof, in lieu of cash assignment at the face amount thereof, together with any interest accrued thereon, all or any part of unpaid principal or interest or both, payable under the Note. Secured Party may also purchase all or any part of the


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Collateral at any private sale thereof to the extent that such Collateral is customarily sold in a recognized market or is the subject of a widely or regularly distributed standard price quotation. Upon conclusion of any such public or private sale, Secured Party may execute and deliver a bill of sale to the assets so sold, in the name of Debtor. Secured Party may use Debtor's premises for the purpose of conducting of any such sale. Secured Party shall give Debtor seven (7) days' notice, in writing, of the time and place thereof, and in the case of a public sale, the date thereof and the name of the purchaser. Notice shall be deemed given when deposited in the United States mail, postage prepaid, certified or registered, and addressed to Debtor at 1800 Century Park East, Suite 200, Los Angeles, CA 90067. Secured Party shall only be required to publish an advertisement of a public sale, which advertisement may be published in a newspaper of general circulation no later than seven (7) days prior to the date of sale, and an advertisement so published shall be deemed commercially reasonable if it merely gives the place, time, and date of sale, merely identifies the Collateral by classification without describing quantity or quality; provided, however that such advertisement may, at Secured Party's option, contain additional information. Debtor acknowledges that Secured Party may accept any offer received, provided it is commercially reasonable, that Secured Party, at Secured Party's option, need not approach more than one possible purchaser, and that Secured Party shall, to the fullest extent permitted by law, be relieved from all liability or claim for inadequacy of price if the manner and terms of sale comply with the terms of this Security Agreement.

      4.2 In the event of any such sale by Secured Party of all or any of said Collateral on credit, or for future delivery, such property so sold may be retained by Secured Party until the selling price is paid by the purchaser. Secured Party shall incur no liability in case of the failure of the purchaser to take up and pay for the property so sold. In case of any such failure, said Collateral may be again, and from time to time, sold.

      4.3 In the event of any such sale or disposition, the proceeds thereof shall be applied first to the payment of the expenses of the sale, commissions, actual attorneys' fees, and all other charges paid or incurred by Secured Party in taking, holding, selling , advertising, or otherwise preparing such Collateral for sale or otherwise in connection with maintaining the security of such Collateral, including any taxes or other charges imposed by law upon the Collateral and/or the ownership, holding or transfer thereof; secondly, to pay, satisfy and discharge all indebtedness of Debtor to Secured Party secured hereby then due and payable pursuant to the Note; thirdly, to the extent that Debtor may still have monetary obligations to Secured Party not yet due and payable, Secured Party may retain any surplus as collateral for the payment of such sums when due; and fourthly, if all of the secured obligations are then discharged and satisfied, to pay the surplus, if any, to Debtor. Secured Party shall look only to the assets of the business then operated and/or owned by Debtor to satisfy any and all claims, defaults or breaches regarding the Note and shall not in any event, look to any other assets of Debtor to satisfy same.

      4.4 Secured Party shall not be liable or responsible for safeguarding the Collateral, or any portion thereof, or maintaining the condition thereof, or for any loss or damage thereto and diminution in value of the Collateral either through loss or non-collection. Secured Party shall not be liable or responsible for any act or default of any carrier or warehouseman or of any other person, other than that occasioned by the gross negligence and willful misconduct of Secured Party.


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      5. REPRESENTATIONS AND WARRANTIES. Debtor represents and warrants that this Security Agreement has been duly and validly authorized, executed and delivered by Debtor and constitutes a valid and binding agreement, enforceable in accordance with its terms, and the execution and delivery of this Security Agreement do not violate, or constitute a default (with or without the giving of notice, the passage of time, or both) under any order, judgment, agreement, contract, or instrument to which Debtor is a party or by which Debtor is affected or may be bound. Debtor represents that Debtor will at all times maintain the Collateral in good state of repair and condition consistent with good business practice, including replacement of damaged, destroyed, or obsolete parts thereof, will pay any and all taxes thereon or applicable thereto prior to delinquency, and shall maintain at all times insurance thereon against risk of fire and other such risks as are covered by "extended coverage", theft, burglary and vandalism. Such policy or policies shall provide that any loss thereunder and proceeds payable thereunder shall be payable to Secured Party as Secured Party's interest may appear.

      6. INDEMNITY. In the case of any adverse claim with respect to the Collateral or any portion thereof arising out of any act done, or permitted or acquiesced in by Debtor, Debtor indemnifies and agrees to hold Secured Party harmless from and against any and all claims, losses, liabilities, damages, expenses, costs and actual attorneys' fees incurred by Secured Party in or by virtue of exercising any right, power or remedy of Secured Party hereunder or defending, protecting, enforcing or prosecuting the security interest hereby created. Any such loss, cost, liability, damage or expense so incurred shall be repaid upon demand by Secured Party and until so paid shall be deemed a secured obligation hereunder.

      7. NO WAIVER BY SECURED PARTY. Any forbearance, failure, or delay by Secured Party in exercising any right, power or remedy hereunder shall not be deemed to be a waiver of such right, power, or remedy, and any single or partial exercise of any right, power, or remedy of Secured Party shall not preclude the later exercise of any other right, power, or remedy, each of which shall continue in full force and effect until such right, power, or remedy is specifically waived by an instrument in writing, executed by Secured Party.

      8. EFFECTIVENESS OF AGREEMENT. This Security Agreement and Debtors' 1. duties and obligations and Secured Party's powers to dispose of the Collateral, and all other rights, powers and remedies granted to Secured Party hereunder shall remain in full force and effect until Debtor has satisfied and discharged all of Debtor's obligations to Secured Party secured thereby.

      9. WAIVER BY DEBTOR. All provisions of law, in equity and by statute providing for, relating to, or pertaining to pledges or security interests and the sale of pledged property or property in which a security interest is granted, or which prescribe, prohibit, limit or restrict the right to, or conditions, notice or manner of sale, together with all limitations of law, in equity, or by statute, on the right of attachment in the case of secured obligations, are hereby expressly waived by Debtor to the fullest extent Debtor may lawfully waive same.

      10. RELEASE OF COLLATERAL. Upon payment in full by Debtor, in lawful money of the United States of America, to Secured Party at the address set forth in the Note of all amounts secured hereby, and performance of all other obligations of Debtor under this Security Agreement, together with any interest thereon and


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any costs and expenses incurred by Secured Party in the enforcement of this
Security Agreement or of any of Secured Party's rights hereunder, or in the enforcement of any other agreements (whether heretofore or hereafter entered into) between Debtor and Secured Party, or any of the rights of Secured Party thereunder, and upon the request of Debtor therefore, Secured Party will deliver to Debtor, at Debtor's sole cost and expense, such termination statements and such other documents of release, reconveyance and reassignments as shall be sufficient to discharge Debtor of the liabilities secured hereby and to terminate and release the security interest in the Collateral created hereby.

      11. MISCELLANEOUS.

      11.1 This Security Agreement and all of the rights and duties in connection herewith shall be governed by and construed in accordance with the laws of the State of California thereof without giving effect to principles governing conflicts of law.

      11.2 This Security Agreement and all of its terms and provisions shall be binding upon the heirs, successors, transferees and assigns of each of the parties hereto.

      11.3 In the event any portion of this Security Agreement is held invalid, the remaining portions shall remain in full force and effect as if that invalid portion had never been a part hereof.

      11.4 In the event litigation is commenced to enforce or interpret this Security Agreement, or any provision hereof, the prevailing party shall be entitled to recover its actual costs and attorneys' fees.

      11.5 This Security Agreement may be amended only by written consent of each of the parties hereto.

      11.6 Any and all notices, demands, requests, or other communications required or permitted by this Security Agreement or by law to be served on, given to, or delivered to any party hereto by any other party to this Security Agreement shall be in writing and shall be deemed duly served, given, or delivered when personally delivered to the party, or in lieu of such personal delivery, when deposited in the United States mail, first-class postage prepaid addressed to the party at the address herein appearing.

      11.7 This Security Agreement constitutes the entire agreement between the parties pertaining to the subject matter contained herein and supercedes all prior and contemporaneous agreements, representations and understandings of the parties. No waiver of any of the provisions of this Security Agreement shall be deemed, or shall constitute a waiver of any other provision, whether or not similar, nor shall any waiver constitute a continuing waiver. No waiver shall be binding unless executed in writing by the party making the waiver.

      11.8 This Security Agreement may be executed simultaneously in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. The exhibits attached hereto are made a part hereof and incorporated herein.


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      11.9 Nothing in this Security Agreement, whether express or implied, is intended to confer any rights or remedies under or by reason of this Security Agreement on any persons other than the parties to it and their respective successors and assigns, nor is anything in this Security Agreement intended to relieve or discharge the obligations or liability of any third persons to any party to this Security Agreement, nor shall any provision give any third person any right of subrogation or action against any party to this Security Agreement.

      11.10 Each party's obligations under this Security Agreement is unique. If any party should default in its obligations under this Security Agreement, the parties each acknowledge that it would be extremely impracticable to measure the resulting damages; accordingly, the non-defaulting party, in addition any other available rights or remedies, may sue in equity for specific performance without the necessity of posting a bond or other security, and the parties each expressly waive the defense that a remedy in damages will be adequate.

      11.11 All representations, warranties and agreements of the parties contained in this Security Agreement, or in any instrument, certificate, opinion or other writing provided for in it, shall survive the completion of all acts contemplated herein.

      11.12 Whenever the context of this Security Agreement requires, the masculine gender includes the feminine or neuter gender, and the singular number includes the plural.

      11.13 As used herein, the word "days" shall refer to calendar day, including holidays, weekends, non-business days, etc.

      11.14 The captions contained herein do not constitute part of this Security Agreement and are used solely for convenience and shall in no way be used to construe, modify, limit or otherwise affect this Security Agreement.




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      IN WITNESS WHEREOF, this Security Agreement is executed on the date first set forth above at Los Angeles County, California.

DEBTOR                                  SECURED PARTY
------                                  -------------
PATIENT SAFETY TECHNOLOGIES, INC.       AULT GLAZER BODNAR
                                        ACQUISITION FUND, LLC

/s/ Louis Glazer M.D.                   By: Ault Glazer Bodnar & Company
-----------------------------------     Investment Management, LLC,
BY: Dr. Louis Glazer                    managing member
TITLE: Chairman and Chief Executive
       Officer

                                        /s/ Milton Ault
                                        ----------------------------------------
                                        BY: Milton "Todd" Ault III
                                        TITLE: Managing Member


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